UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number 811-21760

Name of Fund: Multi Strategy Hedge Advantage

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Multi Strategy Hedge Advantage, 222 Broadway, 27th Floor, New York, NY 10038.

Registrant's telephone number, including area code: (866) 878-2987

Date of fiscal year end: 03/31/06

Date of reporting period: 04/01/05 - 03/31/06

Item 1 - Report to Stockholders

Annual Report
March 31, 2006

Multi-Strategy Hedge Advantage

Multi-Strategy Hedge Advantage

Announcement to Shareholders

On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of March 31, 2006). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. If approved by the Fund's Board of Trustees and Fund shareholders, the combined company that results from the transaction is expected to become the investment adviser of the Fund.

Portfolio Information as of March 31, 2006

                                                                Percent of Total
Ten Largest Holdings                                                 Investments
--------------------------------------------------------------------------------
HBK Offshore Fund Ltd. ....................................                 5.6%
Bridgewater Pure Alpha Fund Ltd. ..........................                 5.1
Drawbridge Global Macro Fund Ltd. .........................                 4.8
Glenview Capital Partners Ltd. ............................                 4.3
Hayground Cove Overseas Partners Ltd. .....................                 4.3
North Sound Legacy International Ltd. .....................                 3.8
Trivium Offshore Fund Ltd. ................................                 3.7
Graham Global Investment Fund II Ltd. .....................                 3.7
Cantillon Europe Ltd. .....................................                 3.6
Martin Currie Absolute Return Funds Ltd. Daijiro ..........                 3.5
--------------------------------------------------------------------------------

                                                                      Percent of
Investments by Strategy                                               Net Assets
--------------------------------------------------------------------------------
Equity Opportunistic ......................................                36.3%
Directional ...............................................                23.7
Event Driven ..............................................                14.8
Convertible Arbitrage .....................................                 6.8
Multi-Strategy ............................................                 5.4
Fixed Income ..............................................                 5.3
Equity Neutral ............................................                 4.1
Other* ....................................................                 3.6
--------------------------------------------------------------------------------
*     Includes other assets less liabilities.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


2       MULTI-STRATEGY HEDGE ADVANTAGE          MARCH 31, 2006

A Letter From the President

Dear Shareholder

You may be aware that changes are on the horizon at Merrill Lynch Investment Managers ("MLIM"). On February 15, 2006, Merrill Lynch announced plans to combine the firm's investment advisory business, including MLIM, with another highly regarded investment manager -- BlackRock, Inc. ("BlackRock").

We believe this merger of asset management strength will benefit our investors. MLIM is a leading investment management organization with over $576 billion in assets under management globally and 2,757 employees in 17 countries. It offers over 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock is one of the largest publicly traded investment management firms in the United States with $463.1 billion in assets under management and 1,839 employees. It manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

At the completion of the transaction, which is expected in the third quarter of this year, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.* The combined company will provide a wider selection of high-quality investment solutions across a range of asset classes and investment styles. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. At the same time, the firms share similar values and beliefs -- they are focused on delivering excellence on behalf of clients, and both make investment performance their single most important mission. In short, the merger only reinforces our commitment to shareholders.

Most of MLIM's investment products -- including mutual funds, separately managed accounts, annuities and variable insurance funds -- eventually will carry the "BlackRock" name. As a shareholder in one or more MLIM-advised mutual funds, you will receive a proxy package in the coming weeks in connection with this transaction. After you receive this information, should you have any questions or concerns, do not hesitate to contact your financial advisor.

As always, we thank you for entrusting us with your investment assets, and we look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.

                                          Sincerely,


                                          /s/ Robert C. Doll, Jr.

                                          Robert C. Doll, Jr.
                                          President and Chief Investment Officer
                                          Merrill Lynch Investment Managers

*     $1.039 trillion in assets under management as of March 31, 2006.

      Data, including assets under management, are as of March 31, 2006.


        MULTI-STRATEGY HEDGE ADVANTAGE          MARCH 31, 2006                 3

A Discussion With Your Fund's Portfolio Managers

      We continue to concentrate primarily on strong bottom-up, research-driven equity funds, but overall have positioned the portfolio to benefit from relatively benign global equity markets.

What is the Fund's investment objective?

Multi-Strategy Hedge Advantage seeks high total returns through investment in hedge funds and other investment vehicles that pursue alternative investment strategies. The Fund seeks to accomplish its objective by investing primarily in hedge funds, commodity pools, funds of funds and other alternative investment pools managed by securities and commodity trading advisers. Through these types of investments, the Fund will typically gain exposure to several common alternative investment strategies, such as relative value, global macro, equity long/short, event-driven and managed futures strategies. These are among the different strategies that hedge funds in the market today use to generate returns and manage risks. In the discussion that follows, we will make reference to "managers," or hedge funds, that employ these various strategies. The Fund's allocations to underlying managers and strategies are based on, among other factors, quantitative techniques and risk management guidelines that seek to maintain diversification.

How has the Fund performed since its inception?

Since its inception on September 1, 2005, through March 31, 2006, the Common Stock of Multi-Strategy Hedge Advantage provided a total net investment return of +4.86% (not including a maximum sales charge of 3%), based on a change in per share net asset value from $1.0000 to $1.0486, and assuming reinvestment of all distributions. For the same period, the Standard & Poor's (S&P) Hedge Fund Index returned +4.50% while the S&P 500 Index and the Lehman Brothers Aggregate Bond Index returned +7.13% and -1.19%, respectively.

Describe the market environment and how the various alternative investment strategies fared under these conditions.

After a difficult October 2005, the market environment improved dramatically during the period. Buoyed by robust earnings growth and reasonable valuations, equity markets trended higher, with overseas markets particularly strong. Bond yields rose to levels last seen in June 2004, when the Federal Reserve Board (the "Fed") first embarked upon its monetary tightening campaign. March 2006 represented the 15th consecutive quarter-point (.25%) interest rate hike as the Fed increased its target rate to 4.75%. Both equity and fixed income volatility remained muted. Confounding many observers, the dollar strengthened versus most major currencies. Interest rate differentials clearly favored the greenback despite concerns over America's sizable current account deficit. Commodity prices soared during the period, with oil and several metals at multi-year highs. While some of the upward pressure on various commodities can be attributed to geopolitical uncertainty or speculative activity, it appears that strong global growth is putting a strain on capacity.

Our equity long/short managers generated positive performance for the period. Despite macro concerns in rising interest rates, surging oil prices and geopolitical uncertainty, markets rallied to multi-year highs during the period. All sectors were positive for the period, with energy and financials particularly strong. Small capitalization stocks once again outperformed their large cap counterparts. Our managers extracted profits from long exposure to energy, utilities, financials, technology, Japan and emerging markets. The shorting environment improved modestly during the period, although it remained challenging and somewhat crowded.

Event-driven strategies -- broadly consisting of high yield and distressed, corporate restructurings, reorganizations, spin-offs, special situations and capital structure arbitrage -- produced positive results for the period. Credit spreads remained stable during the period, as corporate cash levels as a percentage of assets reached multi-year highs. Overall, our managers benefited from carry and credit-specific events. Several managers were successful in extracting profits from exposure to the automotive and airlines industries. Many managers currently see more opportunities in the equity component of the capital structure.

Macro managers generated positive returns during the period. Long exposure to Asian equities and short exposure to intermediate U.S. Treasury issues provided most of the gains. The U.S. dollar strengthened versus most major currencies, but its rise hardly resembled a straight line. As a result, currencies generally did not produce significant profits for most of our managers. The U.S. dollar's fluctuation can be attributed to investors vacillating their focus between interest rate differentials and the outsized current account deficit. Within the commodity complex, crude oil and natural gas experienced several violent moves both upward and downward, which detracted from performance. However,


4       MULTI-STRATEGY HEDGE ADVANTAGE          MARCH 31, 2006
managers generally recorded profits from long exposure to both precious and industrial metals.

The portfolio reaped gains from its managed futures exposure. Several global stock indexes exhibited strong trends and breached multi-year highs. Trend followers also captured gains from the strong downward move in U.S., German and Japanese 10-year notes during the first quarter of 2006. In addition, managers benefited from long exposure to metals, many of which made multi-decade and even all-time highs. Conversely, currencies proved more difficult for our managers as several strong reversals interrupted the U.S. dollar's upward trend.

Equity market neutral managers generated mixed performance during the period. Maintaining low net exposure to the market, fundamental managers steadily extracted profits from a broad range of sectors during the period. Managers benefited from the increasing divergence between the top- and bottom-performing stocks within individual sectors. On the negative side, a statistical arbitrage manager gave back some gains after an extended period of solid performance.

After struggling during the early portion of 2005, convertible arbitrage rebounded to produce positive performance during the period. The strategy had been plagued by low equity volatility, negative investor sentiment and massive redemptions. As a result, many convertible managers were forced to shut down their operations and money hemorrhaged out of the strategy, providing the technical foundation for a strong upward move. While volatility has remained low, new issuance has picked up somewhat during the early part of 2006. In fact, February saw the largest new issue ever in Amgen's $5 billion offering.

Fixed income arbitrage generated modestly positive performance during the period. The yield curve (as measured by the 10-year note minus the two-year) inverted briefly for the first time since 2000. Reserve accumulation by Asian central banks, pension fund demand for longer-duration assets, tempered inflationary expectations and even recessionary fears have all been offered as reasons for seemingly low bond yields. All spread products contracted to historically low levels and volatility continued to decline. Our managers reaped gains primarily by trading commercial mortgage-backed and asset-backed securities versus duration-matched swaps.

What changes were made to the portfolio during the period?

The portfolio's assets under management stood at $41.8 million on March 31, 2006. During the period, we increased our allocation to equity long/short managers based on our belief that they will continue to benefit from the favorable environment in the upcoming months. More specifically, we raised exposure to those managers with a global focus as we believe that ample profit opportunities exist in Europe, Japan and Asia (ex Japan). We reduced our allocation to event-driven managers, particularly those with outsized distressed credit exposure. Spreads and default rates are at or near cyclical lows, while companies are beginning to lever up their balance sheets again to the benefit of shareholders. Furthermore, we lowered our exposure to fixed income arbitrage given our view that the current opportunity set for fixed income arbitrage managers is unattractive.

At March 31, 2006, the Fund was comprised of 40 underlying managers and its market exposure was broken down as follows: equity opportunistic (36.3%); directional (23.7%); event driven (14.8%); convertible arbitrage (6.8%); multi-strategy (5.4%); fixed income (5.3%); and equity neutral (4.1%).

How would you characterize the Fund's position at the close of the period?

We have positioned the portfolio to benefit from relatively benign global equity markets. Despite concerns such as rising interest rates and surging commodity prices, companies possess strong balance sheets and continue to generate solid free cash flow. We expect companies to continue to engage in shareholder-friendly activities, such as stock buybacks, dividend increases, and mergers and acquisitions. We believe that currency trading can generate profits if the Fed ends its tightening campaign and the dollar succumbs to concerns over the growing current account deficit. Furthermore, we believe that traditional fixed income arbitrage managers are facing a difficult environment given low volatility, tight credit and mortgage spreads, and a flat yield curve.

Fabio Savoldelli
Vice President and Co-Portfolio Manager

Hideaki Yamagishi, CFA
Vice President and Co-Portfolio Manager

April 27, 2006


        MULTI-STRATEGY HEDGE ADVANTAGE          MARCH 31, 2006                 5

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, and (b) operating expenses, including advisory fees, member services fees and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on October 1, 2005 and held through March 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                                     Expenses Paid
                                                                      Beginning                Ending             During the Period*
                                                                    Account Value           Account Value         October 1, 2005 to
                                                                   October 1, 2005         March 31, 2006           March 31, 2006
====================================================================================================================================
Actual
====================================================================================================================================
Multi-Strategy Hedge Advantage                                          $1,000                  $1,038                  $15.33
====================================================================================================================================
Hypothetical (5% annual return before expenses)**
====================================================================================================================================
Multi-Strategy Hedge Advantage                                          $1,000                  $1,010                  $15.12
====================================================================================================================================

* Expenses are equal to the annualized expense ratio of 3.0%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-month period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal month divided by 365.

Aggregate Total Return

                                       Return Without           Return With
                                        Sales Charge            Sales Charge*
=============================================================================
Inception (9/01/05)
through 3/31/06                            +4.86%                  +1.71%
-----------------------------------------------------------------------------
*     Maximum sales charge is 3%.

      Past results shown should not be considered a representation of future performance.


6       MULTI-STRATEGY HEDGE ADVANTAGE          MARCH 31, 2006

Schedule of Investments                                        (in U.S. dollars)

Strategy                            Portfolio Funds                                                      Value
=================================================================================================================
Convertible Arbitrage--6.8%         Aristeia International Ltd.                                       $ 1,062,992
                                    Context Convertible Arbitrage Offshore Ltd.                           868,883
                                    Waterstone Market Neutral Offshore Fund Ltd.                          913,097
                                                                                                      -----------
                                                                                                        2,844,972
=================================================================================================================
Directional--23.7%                  Bridgewater Pure Alpha Fund Ltd.                                    2,044,072
                                    CRG Partners Ltd.                                                     832,268
                                    Cornerstone International Value (Offshore) Fund Ltd.                  971,767
                                    Drawbridge Global Macro Fund Ltd.                                   1,929,513
                                    Graham Global Investment Fund II Ltd.                               1,496,794
                                    Grinham Diversified Fund Ltd.                                         902,417
                                    Grossman Currency Fund Ltd.                                           553,342
                                    Salem Futures Fund (Offshore) Ltd.                                    363,328
                                    Vega Select Opportunities Fund Ltd.                                   785,076
                                                                                                      -----------
                                                                                                        9,878,577
=================================================================================================================
Equity Neutral--4.1%                SR Capital Offshore Ltd.                                              607,188
                                    Ventus US$ Double Leverage Fund                                     1,085,086
                                                                                                      -----------
                                                                                                        1,692,274
=================================================================================================================
Equity Opportunistic--36.3%         Altairis Offshore                                                   1,271,996
                                    Cantillon Europe Ltd.                                               1,452,114
                                    GCM Little Arbor Partners (Cayman) Ltd.                             1,027,958
                                    Glenview Capital Partners Ltd.                                      1,738,500
                                    Hayground Cove Overseas Partners Ltd.                               1,715,885
                                    Kinetics Fund Inc.                                                    780,183
                                    Martin Currie Absolute Return Funds Ltd. Daijiro                    1,400,776
                                    Maverick Levered Fund Ltd.                                            581,439
                                    Neon Liberty Emerging Markets                                         912,905
                                    North Sound Legacy International Ltd.                               1,537,121
                                    SR Phoenicia Inc.                                                   1,242,204
                                    Trivium Offshore Fund Ltd.                                          1,503,165
                                                                                                      -----------
                                                                                                       15,164,246
=================================================================================================================
Event Driven--14.8%                 Avenue Europe International Ltd.                                      443,733
                                    Avenue International Ltd.                                             426,666
                                    The Canyon Value Realization Fund (Cayman) Ltd.                       731,238
                                    GoldenTree Credit Opportunities II Ltd.                               588,329
                                    Litespeed Offshore Fund Ltd.                                          779,718
                                    Ore Hill International Fund Ltd.                                      955,342
                                    York European Opportunities Unit Trust                                982,575
                                    York Global Value Unit Trust                                          634,154
                                    York Investments Ltd.                                                 646,662
                                                                                                      -----------
                                                                                                        6,188,417
=================================================================================================================


        MULTI-STRATEGY HEDGE ADVANTAGE          MARCH 31, 2006                 7

Schedule of Investments (concluded)                            (in U.S. dollars)

Strategy                            Portfolio Funds                                                      Value
=================================================================================================================
Fixed Income--5.3%                  The Drake Absolute Returns Fund Ltd.                              $   688,958
                                    The Obsidian (Offshore) Fund                                          592,589
                                    PIMCO Absolute Return Strategy IV Offshore Fund II Ltd.               614,189
                                    Smith Breeden Global Funding Ltd.                                     333,835
                                                                                                      -----------
                                                                                                        2,229,571
=================================================================================================================
Multi-Strategy -- 5.4%              HBK Offshore Fund Ltd.                                              2,251,332
=================================================================================================================
Total Investments** (Cost--$38,100,000*)--96.4%                                                        40,249,389

Other Assets Less Liabilities--3.6%                                                                     1,509,489
                                                                                                      -----------
Net Assets--100.0%                                                                                    $41,758,878
                                                                                                      ===========

* The cost and unrealized appreciation (depreciation) of investments as of March 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...............................               $ 40,762,571
                                                                   ============
      Gross unrealized appreciation ................               $          0
      Gross unrealized depreciation ................                   (513,182)
                                                                   ------------
      Net unrealized depreciation ..................               $   (513,182)
                                                                   ============

**    Non-income producing securities.

      See Notes to Financial Statements.


8       MULTI-STRATEGY HEDGE ADVANTAGE          MARCH 31, 2006

Statement of Assets and Liabilities

As of March 31, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Investments in Portfolio Funds, at value (identified cost--$38,100,000)                          $40,249,389
                       Cash ..................................................................                              546,384
                       Investments paid in advance ...........................................                            3,300,000
                       Reimbursement from adviser ............................................                              456,518
                       Interest receivable ...................................................                                7,505
                       Prepaid expenses and other assets .....................................                              238,067
                                                                                                                        -----------
                       Total assets ..........................................................                           44,797,863
                                                                                                                        -----------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Investment adviser .................................................       $   255,797
                          Service agent ......................................................            42,642            298,439
                                                                                                     -----------
                       Subscriptions received in advance .....................................                            2,286,028
                       Redemptions payable ...................................................                               78,042
                       Accrued expenses and other liabilities ................................                              376,476
                                                                                                                        -----------
                       Total liabilities .....................................................                            3,038,985
                                                                                                                        -----------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets ............................................................                          $41,758,878
                                                                                                                        ===========
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
                       Shares, $.01 par value, unlimited number of shares authorized .........                          $   398,228
                       Paid-in capital in excess of par ......................................                           39,452,454
                       Unrealized appreciation on investments--net ...........................       $ 2,149,389
                       Accumulated investment loss--net ......................................          (241,193)
                                                                                                     -----------
                       Total accumulated earnings--net .......................................                            1,908,196
                                                                                                                        ===========
                       Net Assets ............................................................                          $41,758,878
                                                                                                                        ===========
                       Shares outstanding ....................................................                           39,822,758
                                                                                                                        ===========
                       Net asset value per share .............................................                          $    1.0486
                                                                                                                        ===========

      See Notes to Financial Statements.


        MULTI-STRATEGY HEDGE ADVANTAGE          MARCH 31, 2006                 9

Statement of Operations

For the Period September 1, 2005+ to March 31, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
                       Interest ..............................................................                          $    50,372
                                                                                                                        -----------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                       Offering costs ........................................................       $   358,911
                       Investment advisory fees ..............................................           255,797
                       Professional fees .....................................................           129,792
                       Accounting and administration services ................................           111,577
                       Service agent fees ....................................................            42,642
                       Printing and shareholder reports ......................................            22,458
                       Trustees' fees and expenses ...........................................            19,833
                       Custodian fees ........................................................             4,200
                       Other .................................................................            15,701
                                                                                                     -----------
                       Total expenses ........................................................                              960,911
                                                                                                                        -----------
                       Less: Expense waivers .................................................                             (453,054)
                                                                                                                        -----------
                       Net expenses ..........................................................                              507,857
                                                                                                                        -----------
                       Investment loss--net ..................................................                             (457,485)
                                                                                                                        -----------
===================================================================================================================================
Unrealized Gain
-----------------------------------------------------------------------------------------------------------------------------------
                       Change in unrealized appreciation on investments--net .................                            2,149,389
                                                                                                                        -----------
                       Net Increase in Net Assets Resulting from Operations ..................                          $ 1,691,904
                                                                                                                        ===========

+     Commencement of operations.

      See Notes to Financial Statements.


10      MULTI-STRATEGY HEDGE ADVANTAGE          MARCH 31, 2006

Statement of Changes in Net Assets

                                                                                                                    For the Period
                                                                                                                  September 1, 2005+
                                                                                                                     to March 31,
Increase (Decrease) in Net Assets                                                                                        2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment loss--net ...............................................................            $   (457,485)
                       Change in unrealized appreciation on investments-- net .............................               2,149,389
                                                                                                                       ------------
                       Net increase in net assets resulting from operations ...............................               1,691,904
                                                                                                                       ------------
===================================================================================================================================
Capital Transactions
-----------------------------------------------------------------------------------------------------------------------------------
                       Proceeds from issuance of Shares ...................................................              40,045,016
                       Fair value of Shares tendered ......................................................                 (78,042)
                                                                                                                       ------------
                       Net increase in net assets derived from capital transactions .......................              39,966,974
                                                                                                                       ------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets .......................................................              41,658,878
                       Beginning of period ................................................................                 100,000
                                                                                                                       ------------
                       End of period* .....................................................................            $ 41,758,878
                                                                                                                       ============
                         * Accumulated investment loss--net ...............................................            $   (241,193)
                                                                                                                       ============

+     Commencement of operations.

      See Notes to Financial Statements.


        MULTI-STRATEGY HEDGE ADVANTAGE          MARCH 31, 2006                11

Statement of Cash Flows

For the Period September 1, 2005+ to March 31, 2006
===================================================================================================================================
Cash Used for Operating Activities
-----------------------------------------------------------------------------------------------------------------------------------
                       Net increase in net assets resulting from operations ...............................            $  1,691,904
                                                                                                                       ------------
                       Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
                          Increase in investments paid in advance .........................................              (3,300,000)
                          Increase in receivables and other assets ........................................                (702,090)
                          Increase in liabilities .........................................................                 674,915
                          Change in unrealized gain on investments--net ...................................              (2,149,389)
                       Purchases of long-term securities ..................................................             (38,100,000)
                                                                                                                       ------------
                       Net cash used for operating activities .............................................             (41,884,660)
                                                                                                                       ------------
===================================================================================================================================
Cash Provided by Financing Activities
-----------------------------------------------------------------------------------------------------------------------------------
                       Cash receipts from issuance of Shares (including subscriptions received in
                        advance of $2,286,028) ............................................................              42,331,044
                                                                                                                       ------------
===================================================================================================================================
Cash
-----------------------------------------------------------------------------------------------------------------------------------
                       Net increase in cash ...............................................................                 446,384
                       Cash at beginning of period ........................................................                 100,000
                                                                                                                       ------------
                       Cash at end of period ..............................................................            $    546,384
                                                                                                                       ============

+     Commencement of operations.

      See Notes to Financial Statements.


12      MULTI-STRATEGY HEDGE ADVANTAGE          MARCH 31, 2006

Financial Highlights

                                                                                                                    For the Period
                                                                                                                  September 1, 2005+
The following ratios have been derived from                                                                          to March 31,
information provided in the financial statements.                                                                        2006
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ..........................................               $     1.0000
                       Investment loss--net ..........................................................                     (.0158)
                       Unrealized appreciation on investments--net ...................................                      .0644
                                                                                                                     ---------------
                       Total from investment operations ..............................................                      .0486
                                                                                                                     ---------------
                       Net asset value, end of period ................................................               $     1.0486
                                                                                                                     ===============
===================================================================================================================================
Total Investment Return
-----------------------------------------------------------------------------------------------------------------------------------
                       Total investment return .......................................................                       4.86%@
                                                                                                                     ===============
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses ......................................................................                       5.68%*
                                                                                                                     ===============
                       Expenses net of reimbursement .................................................                       3.00%*
                                                                                                                     ===============
                       Investment loss--net ..........................................................                      (2.70%)*
                                                                                                                     ===============
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) ......................................               $     41,759
                                                                                                                     ===============
                       Portfolio turnover ............................................................                          0%
                                                                                                                     ===============

*     Annualized.
+     Commencement of operations.
@     Aggregate total investment return; not annualized.

      See Notes to Financial Statements.


        MULTI-STRATEGY HEDGE ADVANTAGE          MARCH 31, 2006                13

Notes to Financial Statements

1. Significant Accounting Policies:

Multi-Strategy Hedge Advantage (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers one class of shares, which may be sold with a front-end sales charge. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments in Portfolio Funds -- The Fund values its investments in Portfolio Funds at fair value in accordance with procedures established by the Board of Trustees. The valuations reported by the Portfolio Fund Managers of the Portfolio Funds, upon which the Fund calculates its month-end net asset value and net asset value per Share, may be subject to later adjustment, based upon information reasonably available at that time. The Fund will pay redemption proceeds, as well as calculate management fees, on the basis of net asset valuations determined using the best information available as of the valuation date. In the event a Portfolio Fund subsequently corrects, revises, or adjusts a valuation after the Fund has determined a net asset value, the Fund will generally not make any retroactive adjustment to such net asset value, or to any amounts paid based on such net asset value, to reflect a revised valuation.

(b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(c) Security transactions and investment income -- Portfolio Fund transactions are recorded on the effective dates of the transactions. Realized gains and losses on Portfolio Fund transactions are determined on the average cost basis. Interest income is recognized on the accrual basis.

(d) Cash balances -- The Fund maintains cash in the PNC Money Market account, which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

(e) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $216,292 has been reclassified between paid-in capital in excess of par and accumulated net investment loss as a result of permanent differences attributable to non-deductible expenses. This reclassification has no effect on net assets or net asset values per share.

(f) Offering costs -- Direct costs related to the initial public offering of the Fund's Shares were deferred and are being amortized over the 12 month period beginning with the commencement of operations. Offering costs associated with the ongoing sale of the Fund's Shares are expensed as incurred.

2. Investment Advisory Agreement and Transactions with Affiliates:

Prior to December 1, 2005, the Fund had entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, LLC ("MLIM"). MLIM is an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."). Effective December 1, 2005, Merrill Lynch Alternative Investments LLC ("MLAI"), an indirect wholly-owned subsidiary of ML & Co., became the adviser of the Company.

MLAI is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 1.50% of the average month-end value of the Fund's net assets.

The Fund has also entered into a Member Services Agreement with FAM Distributors, Inc. ("FAMD" and the "Service Agent"), an affiliate of MLAI. FAMD provides or arranges for provision of ongoing investor and account maintenance services. The Fund pays a monthly fee computed at the annual rate of .25% of the Fund's average month-end assets (the "Service Fee"). The Service Fee will be paid to the Service Agent to reimburse it for payments made to broker-dealers and financial advisors that have agreed to provide ongoing investor and account maintenance services to members of the Fund and for ongoing investor servicing activities performed by the Service Agent.

For the seven-month period ended March 31, 2006, FAMD received $975,691 in sales charges on sales of shares in the Fund.


14      MULTI-STRATEGY HEDGE ADVANTAGE          MARCH 31, 2006

MLAI has agreed to voluntarily cap the total annual expenses of the Fund at 0.25% per month (3.0% per year) until August 31, 2006.

Certain officers and/or Trustees of the Fund are officers and/or directors of MLAI and/or ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM and certain assets of MLAI, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006. If approved by the Fund's Board of Trustees and Fund shareholders, the combined company that results from the transaction is expected to become the adviser of the Fund.

3. Investments:

Purchases of investments for the period from September 1, 2005 (commencement of operations) to March 31, 2006 were $38,100,000.

4. Capital Share Transactions:

An investor purchases Shares in the Fund and the Shares are offered at their net asset value. The minimum initial investment for each investor is $25,000 (net of any distribution fees) and the minimum additional investment is $10,000. An investor's subscription for Shares is irrevocable by the investor and will generally require the investor to maintain its investment in the Fund until such time as the Fund offers to repurchase the Shares in a tender offering. No Shareholder or other person holding Shares acquired from a Shareholder will have the right to require the Fund to redeem the Shares. The Fund may from time to time repurchase Shares from Shareholders in accordance with written tenders by Shareholders at those times, in those amounts and on terms and conditions as the Board of Trustees may determine in its sole discretion. The Adviser expects that it will recommend to the Board of Trustees that the Fund offer to repurchase Shares quarterly on the last business day of March, June, September and December.

Transactions in capital shares were as follows:

-------------------------------------------------------------------------------
For the Period September 1,                                            Dollar
2005+ to March 31,2006                          Shares                 Amount
-------------------------------------------------------------------------------
Shares sold ......................            39,797,183           $ 40,045,016
Shares tendered ..................               (74,425)               (78,042)
                                              ---------------------------------
Net increase .....................            39,722,758           $ 39,966,974
                                              =================================

+     Commencement of operations.

5. Investments in Portfolio Funds:

The following table lists the Fund's investments in Portfolio Funds for the period ending March 31, 2006, none of which was a related party. The agreements related to investments in Portfolio Funds provide for the compensation in the form of management fees of 1% to 3% (per annum) of net assets and performance incentive fees or allocations of 20% to 25% of net profits earned.

Information about the underlying investments held by the Portfolio Funds is not readily available, so it is unknown whether the Portfolio Funds hold any single investment whereby the Fund's proportionate share exceeds 5% of the Fund's net assets at March 31, 2006.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Fees
                                    % of Fund's                        Net Income      ------------------------      Redemptions
Investments                       Total Fair Value   Fair Value          (Loss)        Management     Incentive       Permitted
--------------------------------------------------------------------------------------------------------------------------------
Altairis Offshore                       3.2%         $ 1,271,996         $ 71,996          1.5%          20%           Monthly
Aristeia International                  2.6            1,062,992           62,992          1             20           Quarterly
Avenue Europe International             1.1              443,733           43,733          2             20           Quarterly
Avenue International                    1.1              426,666           26,666          2             20           Quarterly
Bridgewater Pure Alpha Fund I           5.1            2,044,072           44,072          2             20            Monthly
CRG Partners                            2.1              832,268          (42,732)         2             20            Monthly
Cantillion Europe                       3.6            1,452,114           52,114          1.5           20            Monthly
Canyon Value                            1.8              731,238           31,238          1             20           Quarterly
Context Convertible                     2.2              868,883           68,883          1.5           20           Quarterly
Cornerstone International               2.4              971,767           96,767          1             20            Monthly
The Drake Absolute Returns              1.7              688,958           88,958          2             20           Quarterly
Drawbridge Global Macro                 4.7            1,929,513          179,513          2             20           Quarterly
GCM Little Arbor Partners               2.6            1,027,958           27,958          2             20           Quarterly
Glenview Capital Partners               4.3            1,738,500           38,500          1             20           Quarterly
Golden Tree Opp II                      1.5              588,329           38,329          2             20          Semi-Annual
Graham Global Investment Fund II        3.7            1,496,794           46,794          3             20            Monthly
Grinham Diversified                     2.2              902,417           52,417          1.5           20           Quarterly
Grossman Currency                       1.4              553,342            3,342          3             25            Monthly
HBK Offshore Fund                       5.6            2,251,332          101,332          1.5           20           Quarterly


        MULTI-STRATEGY HEDGE ADVANTAGE          MARCH 31, 2006                15

Notes to Financial Statements (concluded)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Fees
                                    % of Fund's                        Net Income      ------------------------      Redemptions
Investments                       Total Fair Value   Fair Value          (Loss)        Management     Incentive       Permitted
--------------------------------------------------------------------------------------------------------------------------------
Hayground Cove Overseas Partners        4.3%        $ 1,715,885       $   90,885           1.5%          20%           Monthly
Kinetics Fund                           1.9             780,183           80,183           1.25          20           Quarterly
Litespeed Offshore                      1.9             779,718           79,718           1.5           20           Quarterly
Martin Currie Absolute Return           3.5           1,400,776          100,776           1.5           20            Monthly
Maverick Levered                        1.4             581,439          (18,561)          1.0           20           Quarterly
Neon Liberty Emerging Markets           2.3             912,905          112,905           1.5           20           Quarterly
North Sound Legacy International        3.8           1,537,121          112,121           1.5           20           Quarterly
The Obsidian                            1.5             592,589           (7,411)          1             20           Quarterly
Ore Hill International Fund             2.4             955,342           80,342           1.5           20           Quarterly
PIMCO Absolute Return                   1.5             614,189           14,189           2             20           Quarterly
SR Capital Partners                     1.5             607,188           57,188           1.5           20           Quarterly
SR Phoenicia                            3.1           1,242,204           42,203           1.0           20            Monthly
Salem Futures                           0.9             363,328           38,328           1             20           Quarterly
Smith Breeden                           0.8             333,835            8,836           1             20           Quarterly
Trivium Offshore                        3.7           1,503,165          178,165           1.5           20            Monthly
Vega Select Opportunities               2.0             785,076           35,076           2             20            Monthly
Ventus US$                              2.7           1,085,086          (14,914)          2             20            Monthly
Waterstone Market Neutral               2.3             913,097           13,097           2             20           Quarterly
York European Opportunities             2.4             982,575           82,575           2             20           Quarterly
York Global Value                       1.6             634,154            9,154           2             20           Quarterly
York Investment                         1.6             646,662           21,662           2             20           Quarterly
                                      ------------------------------------------
Total                                 100.0%        $40,249,389       $2,149,389
                                      ==========================================

6. Risk Factors:

An investment in the Fund involves a high degree of risk, including the risk that the entire amount invested may be lost. The Fund allocates assets to Portfolio Managers and invests in Portfolio Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults. No guarantee or representation is made that the investment program will be successful.

7. Distributions to Shareholders:

As of March 31, 2006, the components of accumulated earnings on a tax basis were as follows:

------------------------------------------------------------------------------
Undistributed ordinary income--net .......................         $ 2,421,378
Undistributed long-term capital gains--net ...............                  --
                                                                   -----------
Total undistributed earnings--net ........................           2,421,378
Capital loss carryforward ................................                  --
Unrealized losses--net ...................................            (513,182)*
                                                                   -----------
Total accumulated earnings--net ..........................         $ 1,908,196
                                                                   ===========

* The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

8. Subsequent Event:

Throughout the normal course of business on April 1, 2006, there were additional capital contributions of $2,286,028 to the Fund.


16      MULTI-STRATEGY HEDGE ADVANTAGE          MARCH 31, 2006

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Multi-Strategy Hedge Advantage:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Multi-Strategy Hedge Advantage as of March 31, 2006, the related statements of operations, changes in net assets and cash flows, and the financial highlights for the period September 1, 2005 (commencement of operations) through March 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Multi-Strategy Hedge Advantage as of March 31, 2006, the results of its operations, the changes in its net assets, its cash flows, and its financial highlights for the period September 1, 2005 through March 31, 2006, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
May 26, 2006


        MULTI-STRATEGY HEDGE ADVANTAGE          MARCH 31, 2006                17

Officers and Trustees

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since 2005;   131 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President of MLIM and FAM since 2001; Co-Head         177 Portfolios
            08543-9011     Trustee               (Americas Region) thereof from 2000 to 2001 and
            Age: 51                              Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 since 2001; Chief Investment Officer of
                                                 OppenheimerFunds, Inc. in 1999 and Executive Vice
                                                 President thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company
                  Act, of the Fund based on his positions with MLIM, FAM, Princeton Services and Princeton Administrators. Trustees
                  serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
                  President, Mr. Doll serves at the pleasure of the Board of Trustees.
====================================================================================================================================
Independent Trustees*
------------------------------------------------------------------------------------------------------------------------------------
David O.    P.O. Box 9095  Trustee      2005 to  Professor of Finance and Economics at the Columbia    20 Funds        None
Beim**      Princeton, NJ               present  University Graduate School of Business since 1991;    26 Portfolios
            08543-9095                           Chairman of Outward Bound U.S.A. from 1997 to
            Age: 65                              2001; Chairman of Wave Hill Inc. since 1990; Trustee
                                                 of Phillips Exeter Academy from 2002 to present.
------------------------------------------------------------------------------------------------------------------------------------
James T.    P.O. Box 9095  Trustee      2005 to  Chief Financial Officer of JPMorgan & Co., Inc. from  20 Funds        None
Flynn       Princeton, NJ               present  1990 to 1995 and an employee of JPMorgan in           26 Portfolios
            08543-9095                           various capacities from 1967 to 1995.
            Age: 66
------------------------------------------------------------------------------------------------------------------------------------
W. Carl     P.O. Box 9095  Trustee      2005 to  Mizuho Financial Group, Professor of Finance,         21 Funds        None
Kester      Princeton, NJ               present  Harvard Business School, Unit Head, Finance since     27 Portfolios
            08543-9095                           2005; Senior Associate Dean and Chairman of the
            Age: 54                              MBA Program of Harvard Business School, 1999
                                                 to 2005, Member of the faculty of Harvard
                                                 Business School since 1981; Independent
                                                 Consultant since 1978.
------------------------------------------------------------------------------------------------------------------------------------
Karen P.    P.O. Box 9095  Trustee      2005 to  President of Robards & Company, a financial advisory  20 Funds        None
Robards***  Princeton, NJ               present  firm since 1987; formerly an investment banker with   26 Portfolios
            08543-9095                           Morgan Stanley for more than ten years; Director of
            Age: 56                              Enable Medical Corp. from 1996 to 2005; Director of
                                                 AtriCure, Inc. since 2000; Director of the Cooke
                                                 Center for Learning and Development, a not-for-profit
                                                 organization, since 1987.
            ------------------------------------------------------------------------------------------------------------------------
            *     Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Chairman of the Audit Committee.
            ***   Chair of the Board of Trustees.


18      MULTI-STRATEGY HEDGE ADVANTAGE          MARCH 31, 2006

Officers and Trustees (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         2005 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and                   since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999 and
            Age: 45        Treasurer             Director since 2004; Vice President of MLIMand FAM from 1990 to 1997; Director of
                                                 Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the
                                                 IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Fabio P.    P.O. Box 9011  Vice         2005 to  Managing Director of MLIM since 2000; Chief Investment Officer of MLIM's
Savoldelli  Princeton, NJ  President    present  Alternative Strategies division since 2003.
            08543-9011
            Age: 44
------------------------------------------------------------------------------------------------------------------------------------
Hideaki     P.O. Box 9011  Vice         2006 to  Managing Director of MLIM since 2002; Head of Portfolio Construction of the
Yamagishi   Princeton, NJ  President    present  Adviser's Alternative Strategies division since 2002; Director of MLIM from 2000 to
            08543-9011                           2002; Vice President of Merrill Lynch Corporate and Institutional Client Group from
            Age: 43                              1998 to 2002; various positions at The Norinchukin Bank from 1986 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2005 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
            08543-9011     Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
            Age: 54                              Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Commission's Securities and
                                                 Exchange Division of Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2005 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 46
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

PFPC Trust Company
8800 Tinicum Boulevard
3rd Floor, Suite 200
Philadelphia, PA 19153

Administrator & Escrow Agent

PFPC, Inc.
103 Bellevue Parkway
Wilmington, DE 19809

Electronic Delivery

The Fund offers electronic delivery of communi cations to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MULTI-STRATEGY HEDGE ADVANTAGE          MARCH 31, 2006                19

[LOGO] Merrill Lynch  Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

Multi-Strategy Hedge Advantage seeks high total return over a full market cycle through investments in hedge funds and other investment vehicles pursuing alternative investment strategies.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 866-878-2987 or on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Multi-Strategy Hedge Advantage
Box 9011
Princeton, NJ 08543-9011

                                                                    #MHA -- 3/06

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) David O. Beim, (2) W. Carl Kester, (3) James T. Flynn and (4) Karen P. Robards.

         The registrant's board of directors has determined that David O. Beim,
         W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

         Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 11 years.

         Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

         Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of two privately held companies and a non-profit organization.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending March 31, 2006 - $35,000
                                  Fiscal Year Ending March 31, 2005 - $0

         (b) Audit-Related Fees - Fiscal Year Ending March 31, 2006 - $0
                                  Fiscal Year Ending March 31, 2005 - $0

         (c) Tax Fees -           Fiscal Year Ending March 31, 2006 - $6,000
                                  Fiscal Year Ending March 31, 2005 - $N/A

         (d) All Other Fees -     Fiscal Year Ending March 31, 2006 - $0
                                  Fiscal Year Ending March 31, 2005 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending March 31, 2006 - $3,754,550
             Fiscal Year Ending March 31, 2005 - $N/A

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         David O. Beim
         James T. Flynn
         W. Carl Kester
         Karen P. Robards

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of March 31, 2006

      Fabio P. Savoldelli and Hideaki Yamagishi, CFA, are the portfolio managers at the Adviser responsible for investing the Fund's assets. Mr. Savoldelli joined Merrill Lynch in 1996 as a Director for Merrill Lynch Corporate and Institutional Client Group and has been a Managing Director of the Adviser since 1998 and the Chief Investment Officer of the Adviser's Alternative Strategies division since 2003. Mr. Yamagishi joined the Adviser in 1998 and has been a Managing Director of the Adviser since 2002, prior to which he held the position of Vice President with The Norinchukin Bank. Mr. Savoldelli and Mr. Yamagishi each have over 19 years' experience in investing and in managing similar investments.

Other Funds and Accounts Managed

      The following table sets forth information about funds and accounts other than the Fund for which the Fund's portfolio manager is primarily responsible for the day-to-day portfolio management as of March 31, 2006.

                                Number of Other Accounts Managed                  Number of Accounts and Assets for Which
                                   and Assets by Account Type                        Advisory Fee is Performance-Based
                       --------------------------------------------------    --------------------------------------------------
Name of                  Registered       Other Pooled                         Registered       Other Pooled
Portfolio                Investment        Investment           Other          Investment        Investment           Other
Manager                  Companies          Vehicles          accounts         Companies          Vehicles          accounts
-------------------    --------------    --------------    --------------    --------------    --------------    --------------
Fabio P. Savoldelli           1                17                 1                 0                 4                 1
                       $  125,450,495    $1,369,512,899    $   29,022,800                      $  456,979,752    $   29,022,800

Hideaki Yamagishi             1                12                 1                 0                 4                 1
                       $  125,450,495    $  973,213,550    $   29,022,800                      $  456,979,752    $   29,022,800

Compensation Program

      The Portfolio Manager Compensation Program of Merrill Lynch Investment Managers and its affiliates ("MLIM") is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program is intended to ensure that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

Policies and Procedures

      The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

Base Salary

      Under the MLIM approach, like that of many asset management firms, base salaries that are fixed on an annual basis represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

Performance-Based Compensation

      MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, the portfolio manager incentive compensation is derived on a discretionary basis considering such factors as products they manage, external market conditions, MLIM's investment performance, financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch's principles of Client Focus, Respect for the Individual, Teamwork, Responsible Citizenship and Integrity. All factors are considered collectively by MLIM management.

Cash Bonus

      Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

Stock Bonus

      A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods.

      The ultimate value of stock bonuses is dependent on future Merrill Lynch stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Merrill Lynch shareholders and encourages a balance between short-term goals and long-term strategic objectives.

      Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach is intended to ensure that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio managers therefore have a direct incentive to protect Merrill Lynch's reputation for integrity.

Other Benefits

      Portfolio managers are also eligible to participate in broad-based plans offered generally to Merrill Lynch employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

Potential Material Conflicts of Interest

      Real, potential or apparent conflicts of interest may arise when the portfolio manager has day-today portfolio management responsibilities with respect to more than one fund or account, including the following:

      Certain investments may be appropriate for the Fund and also for other clients advised by MLIM and its affiliates, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the

Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of MLIM and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of MLIM and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by MLIM to be equitable to each. MLIM will not determine allocations based on whether it receives a performance-based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of MLIM and its affiliates in the interest of achieving the most favorable net results to the Fund.

      To the extent that the Fund's portfolio manager has responsibilities for managing accounts in addition to the Fund, the portfolio manager will need to divide his time and attention among relevant accounts.

      In some cases, a real, potential or apparent conflict may also arise where
(i) MLIM may have an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Fund's portfolio management team owns an interest in one fund or account he or she manages and not another.

Fund Ownership

      The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio manager as of May 22, 2006.

Portfolio Manager                                                  Dollar Range
-----------------                                                  ------------
Fabio P. Savoldelli                                                    None
Hideaki Yamagishi                                                      None

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Multi Strategy Hedge Advantage


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Multi Strategy Hedge Advantage

Date: May 22, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Multi Strategy Hedge Advantage

Date: May 22, 2006


By: /s/ Donald C. Burke
    ---------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Multi Strategy Hedge Advantage

Date: May 22, 2006